Exhibit 10

THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

          THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT,
dated as of July 27, 2006 (this "Amendment"), is among MYERS INDUSTRIES, INC., an Ohio corporation (the "Company"), the foreign subsidiary borrowers party hereto (the "Foreign Subsidiary Borrowers", and together with the Company, the "Borrowers"), the lenders party hereto (collectively, the "Lenders") and JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, N.A. (Main Office Chicago), a national banking association, as agent for the Lenders (in such capacity, the "Agent").

RECITALS

        A.     The Borrowers, the Agent and the Lenders are parties to an Amended and Restated Loan Agreement dated as of February 27, 2004, as amended by a First Amendment to Amended and Restated Loan Agreement dated as of June 18, 2004 and a Second Amendment to Amended and Restated Loan Agreement dated as of June 30, 2005 (the "Loan Agreement").

        B.    The Borrowers desire to amend the Loan Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

        In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

        ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement shall be amended as follows:

        1.1    The definition of EBIT in Section 1.1 is restated as follows:

            "EBIT" means, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period determined in conformity with Agreement Accounting Principles, plus to the extent deducted in determining such net income, (a) income taxes, (b) Interest Expense and (c) non-recurring one time charges and extraordinary losses, minus to the extent included in determining such net income, each of the following, without duplication: (i) the income of any Person (other than a Wholly-Owned Subsidiary of the Company) in which any Person other than the Company or any of its Subsidiaries has a joint interest or a partnership interest or other ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries by such Person during such period, (ii) the income of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries or that Person's assets are acquired by the Company or any of its Subsidiaries, (iii) gains from the sale, exchange, transfer or other disposition of property or assets not in the ordinary course of business of the Company and its Subsidiaries, and related tax effects in accordance with Agreement Accounting Principles, (iv) any other extraordinary or non-recurring gains or other income not from the continuing operations of the Company or its Subsidiaries, and related tax effects in accordance with Agreement Accounting Principles and (v) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

        ARTICLE II. REPRESENTATIONS. Each Borrower and Guarantor (by signing the Consent and Agreement hereto) represents and warrants to the Agent and the Lenders that:

        2.1    The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

        2.2    This Amendment is its legal, valid and binding obligation, enforceable against each in accordance with the terms hereof.

        2.3    After giving effect to this Amendment, the representations and warranties contained in Article V of the Loan Agreement and in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

        2.4    After giving effect to this Amendment, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof. No Default or Event of Default under and as defined in the Senior Note Purchase Agreement exists or has occurred and is continuing on the date hereof.

        2.5    The charges related to impairment of goodwill as required under SFAS No. 142 taken or to be taken by the Company are classified as non-recurring one time charges or extraordinary losses under Agreement Accounting Principles.

          ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

        3.1    The Borrowers and the Lenders shall have signed this Amendment.

        3.2    The Guarantors shall have signed the Consent and Agreement hereto.

        3.3    The Company shall have delivered or caused to be delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

          ARTICLE IV. WAIVER.

        The Lenders hereby waive any Default or Unmatured Default as a result of the non-compliance with Section[s] [6.19][and 6.21] of the Credit Agreement for any fiscal quarter ending prior to the date hereof, but not at any time thereafter. The Lenders do not waive any other Default or Unmatured Default.

          ARTICLE V. MISCELLANEOUS.

        5.1    References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

        5.2    Except as expressly amended hereby, the Borrowers and Guarantors (by signing the Consent and Agreement hereto) agree that the Loan Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Each of the Borrowers and the Guarantors (by signing the Consent and Agreement hereto) acknowledges and agrees that the Agent and the Lenders have fully performed all of their obligations under all Loan Documents or otherwise with respect to the Borrowers and the Guarantors, all actions taken by the Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents and they are not aware of any currently existing claims or causes of action against the Agent or any Lender, any Subsidiary of Affiliate thereof or any of their successors or assigns, and waives any such claims or causes of action.

        5.3    Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment is a Loan Document. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

[The remainder of this page is left intentionally blank -- signatures contained on the following pages]

        IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

MYERS INDUSTRIES, INC.

By: /s/ Donald A. Merril

Donald A. Merril, Vice President

Foreign Subsidiary Borrowers:

ALLIBERT-BUCKHORN EUROPE, SAS

By: /s/ Mohsen Eskandar

Moshen Eskandar, President

MYELUX INTERNATIONAL FINANCE, S.E.C.S.
By: MYELux, LLC, General Partner

By: /s/ Mark A. Watkins

Mark A. Watkins, Treasurer

LISTO PRODUCTS LTD.

By: /s/ John C. Orr

John C. Orr, Chairman

JPMORGAN CHASE BANK, N.A., as Agent and as a Lender

By: /s/ Dana E. Jurgens

Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Lending Installation designated by JPMorgan Chase Bank, N.A. to make Non-Pro Rata Foreign Currency Loans to the Canadian Borrower on its behalf.

By: /s/ Michael N. Tam

Senior Vice President

SOCIETE GENERALE, as Syndication Agent and as a Lender.

By: /s/ Anne-Marie Dumortier

Director

KEYBANK NATIONAL ASSOCIATION, as Documentation Agent and as a Lender

By: /s/ Mary K. Young

Senior Vice President

FIFTH THIRD BANK

By: /s/ Roy C. Lanctot

Vice President

NATIONAL CITY BANK

By: /s/ Marguerite C. Burtzlaff

Senior Vice President

NATIONAL CITY BANK, CANADA BRANCH, as the Lending Installation designated by National City Bank to make Non-Pro Rata Foreign Currency Loans to the Canadian Borrower on its behalf.

By: /s/ J. Andrew Riddell

Senior Vice President

US BANK NA.

By: /s/ Greg A Ferrence

Regional President

FIRSTMERIT BANK, N.A.

By: /s/ Andrea K. Poliak

Assistant Vice President

COMERICA BANK

By: /s/ Scott M. Kowalski

Assistant Vice President

HARRIS N.A. successor by merger to HARRIS TRUST AND SAVINGS BANK

By: /s/ Patrick McDonnell

Managing Director

CHARTER ONE BANK, N.A.

By: /s/ Debra L. McAllonis

Senior Vice President

CONSENT AND AGREEMENT

        As of the date and year first above written, each of the undersigned hereby:

        (a)     fully consents to the terms and provisions of the above Amendment and the consum-
mation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it;

        (b)     agrees that each Guaranty, other Collateral Document and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent or the Banks (collectively, the "Guarantor Collateral Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Guarantor Collateral Document; and

        (c)     acknowledges that its consent and agreement hereto is a condition to the Banks' obli-
gation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

BUCKHORN, INC.

By: /s/ Donald A. Merril

Donald A. Merril, Secretary

AMERI-KART CORP.

By: /s/ Donald A. Merril

Donald A. Merril, Secretary

BUCKHORN RUBBER PRODUCTS, INC.

By: /s/ Donald A. Merril

Donald A. Merril, Secretary

PATCH RUBBER COMPANY

By: /s/ Donald A. Merril

Donald A. Merril, Secretary

MYERS TIRE SUPPLY DISTRIBUTION, INC.

By: /s/ Donald A. Merril

Donald A. Merril, Secretary

MYELUX, LLC.

By: /s/ Mark A. Watkins

Mark A. Watkins, Treasurer

AMERI-KART (MI) CORP.

By: /s/ Donald A. Merril

Donald A. Merril, Secretary

JMKO Corp..

By: /s/ Donald A. Merril

Donald A. Merril, Secretary

MYE AUTOMOTIVE, INC.

By: /s/ Donald A. Merril

Donald A. Merril, Secretary

MYERS MISSOURI, INC.

By: /s/ Donald A. Merril

Donald A. Merril, Secretary